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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 26, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             MATRIA HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 0-20619                               20-2091331
        ------------------------            ---------------------------------
        (Commission File Number)            (IRS Employer Identification No.)

    1850 Parkway Place, Marietta, GA                     30067
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 (Address of Principal Executive Offices)              (Zip Code)

                                  770-767-4500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On October 26, 2005, Matria Healthcare, Inc. (the "Company") issued a press release announcing the resignation of Tom Hall as the Company's President and Chief Operating Officer effective Friday, October 28, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (c) The following Exhibit to this Report shall be deemed to be furnished and not filed.

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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Matria Healthcare, Inc.


                                        By: /s/ Parker H. Petit
                                            ------------------------------------
                                            Parker H. Petit
                                            Chairman and Chief Executive Officer

Dated:  October 28, 2005